UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 24, 2023
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective July 28, 2023, Frank H. Burkhartsmeyer, Executive Vice President, Strategy and Business Development and Chief Financial Officer of Northwest Natural Holding Company (NW Holdings) and its wholly owned subsidiary, Northwest Natural Gas Company (NW Natural), voluntarily resigned his officer positions with NW Holdings and NW Natural. Mr. Burkhartsmeyer indicated that he has accepted a position with another company. Mr. Burkhartsmeyer will remain an employee of NW Natural through August 18, 2023 to provide for an orderly transition of his responsibilities to other employees.

Effective July 28, 2023, the Board of Directors of the Company appointed Brody J. Wilson as interim Chief Financial Officer of NW Holdings and NW Natural in addition to his current roles. Mr. Wilson, age 44, has served as NW Holdings’ and NW Natural’s Vice President, Chief Accounting Officer, Controller and Treasurer since 2018 and 2017, respectively. Prior to that he was Interim Chief Financial Officer and Interim Treasurer, Chief Accounting Officer and Controller of NW Natural from 2016-2017, Chief Accounting Officer and Controller of NW Natural from 2016 to 2017, Chief Accounting Officer, Controller and Assistant Treasurer of NW Natural in 2016, Controller of NW Natural from 2013-2016, Acting Controller of NW Natural in 2013, and Accounting Director of NW Natural from 2012-2013. Mr. Wilson was a senior manager at PricewaterhouseCoopers LLP from 2009 until joining NW Natural as accounting director in September 2012.

Forward-Looking Statements

This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, succession planning, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible to predict all such factors, nor is it possible to assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	July 28, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	July 28, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary